UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	July 13, 2004

Midwest Air Group, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-13934	39-1828757
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

6744 South Howell Avenue, Oak Creek, Wisconsin 53154
(Address of principal executive offices, including zip code)

(414) 570-4000
(Registrant's telephone number, including area code)

Item 7.    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibit. The following exhibit is attached to this Current Report on Form 8-K (this “Report”):

99	Press Release dated July 13, 2004.

Item 12.    Results of Operations and Financial Condition.

        On July 13, 2004, Midwest Air Group, Inc. issued a press release reporting June performance data for its Midwest Airlines and Skyway Airlines (d/b/a Midwest Connect) operations (the “Press Release”). A copy of the Press Release is being furnished as Exhibit 99 to this Report and is incorporated into this Report by reference.

        The information being furnished under Item 12 of this Report shall be considered “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWEST AIR GROUP, INC.
Date: July 14, 2004	By: /s/ Dennis J. O'Reilly
Its: Treasurer

MIDWEST AIR GROUP, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

99	Press Release dated July 13, 2004.